Q3 2023 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 42 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.3 billion at September 30, 2023 • Market Cap: $266 million at October 13, 2023 • Ownership (S&P Global as of October 13, 2023) • Institutional: 42% • Insider/ESOP: 14% | 3 Our Company Total Assets $3.3B Total Loans $2.6B Total Deposits $2.6B

Our Markets | 4

Quarterly Financial Highlights 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Profitability Net income $ 8,461 $ 10,434 $ 10,776 $ 11,320 $ 9,781 $ 9,754 Diluted EPS 1.03 1.28 1.32 1.39 1.21 1.22 ROA 1.03% 1.27% 1.35% 1.43% 1.21% 1.18 % ROE 10.2 12.4 13.2 13.5 11.3 11.0 ROATCE(1) 14.4 17.3 18.8 18.8 15.5 15.2 Efficiency ratio 66.1 58.5 57.8 57.1 62.1 62.9 Provision for loan losses $ 591 $ 1,696 $ 1,987 $ 814 $ 511 $ 351 Core pre-provision net income(1) 9,530 11,507 11,941 11,559 10,084 9,820 Balance Sheet Assets $ 3,362,216 $ 3,167,666 $ 3,228,280 $ 3,266,970 $ 3,290,153 $ 3,317,729 Loans 2,224,655 2,303,279 2,430,750 2,466,392 2,510,759 2,569,094 Cash and cash equivalents 444,151 150,556 87,401 107,171 96,873 84,520 Allowance for loan losses (26,020) (27,351) (29,299) (30,118) (30,639) (31,123) Total deposits 2,920,376 2,738,424 2,633,181 2,557,744 2,551,718 2,597,484 Loan/Deposit 76% 84% 92% 96% 98% 99 % Per Share Data Share price $ 34.13 $ 38.99 $ 40.03 $ 33.03 $ 33.21 $ 31.87 Book value 39.44 38.27 39.82 41.66 42.22 42.30 Tangible book value(1) 28.86 27.66 29.20 31.09 31.59 31.67 Price / tangible book value per share 118% 141% 137% 106% 105% 101 % Dividend paid $ 0.23 $ 0.23 $ 0.24 $ 0.25 $ 0.25 $ 0.25 (1) See appendix for reconciliation of Non-GAAP items. | 5 (dollars in thousands, except per share data)

H om e B an k To ta l A ss et s ($ in m illi on s) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sep-23 YTD 1,000 2,000 3,000 4,000 Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 $257 95% 5 All Cash Britton & Koontz Bank February 2014 $301 90% 8 All Cash Bank of New Orleans September 2015 $346 126% 4 All Cash St. Martin Bank & Trust December 2017 $597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash (1) Cash was comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 13.3% as of September 30, 2023 | 6 Asset Growth Texan Bank

($ in millions) $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $34.1 $30.9 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0 $10 $20 $30 $40 $50 $60 Net Income $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $4.16 $3.82 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 7

Profitability 1.46 1.27 0.99 1.76 1.07 1.43 1.21 1.18 1.53 1.32 1.12 1.04 1.25 1.46 1.24 1.19 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 3Q 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 10.9 9.0 7.8 14.4 10.2 13.5 11.3 11.0 11.4 9.3 8.9 8.5 11.8 13.8 11.6 11.1 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 3Q 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 14.8 11.8 10.2 18.0 13.9 18.8 15.5 15.1 14.9 11.8 11.1 10.5 15.6 18.6 15.6 14.8 ROATCE Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 3Q 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 60.0 63.3 59.1 57.1 62.1 57.1 62.1 62.9 59.6 63.5 63.8 64.8 61.2 58.1 61.7 63.0 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 3Q 2023 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 8

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sep-23 YTD — 500 1,000 1,500 2,000 2,500 3,000 CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% Organic Loan Growth (excludes acquisition accounting & unearned income) | 9

Loan Portfolio (as of September 30, 2023) CRE, 46% 1-4 Mortgage, 17% C&I, 16% C&D, 13% Multifamily, 4% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 29% New Orleans, 27%Houston, 17% Northshore 14% Baton Rouge, 11% MS, 2% CRE Loan Portfolio • Owner Occupied - 52% • Non-owner Occupied - 48% 3Q 2023 annualized growth rate - 9% • Total loans - $2.6 billion • Houston market - 21% annualized growth rate | 10

Non-Owner Occupied CRE (as of September 30, 2023) | 11 • Average Balance $846K • Approximately 21.5% of total loans • $2.1 million or 0.4% of the N.O.O. portfolio is nonaccrual Retail - Multi-Tenant, 26% Hotel, 19% Office, 15% Other, 9% Warehouse/Industrial, 8% Mixed Use, 7% Retail - Single Tenant, 5% Other Specialty Use, 4% Medical Office, 3% Healthcare, 2% Restaurant/Bar, 2% Office Exposure Zero nonaccrual and criticized loans in office exposure Office Loans Total $80.9 million or 3.1% of total loans Average Office Loan Balance $1.2 million Geographic Exposure 45% 33% 8% 7% 7% Houston Baton Rouge Acadiana Northshore New Orleans

C&D Portfolio (as of September 30, 2023) Lots, Development and Unimproved Land, 24% 1-4 Family Construction, 29% Commercial Construction, 47% Composition | 12 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sep-23 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $342.7 million Average Balance $493.0K $659K net charge-offs since 2009 0.8% on Nonaccrual or $2.8 million

($ in m illi on s) $1.4 $3.8 $3.7 $(0.7) $1.7 $0.1 $21.1 $29.3 $31.1 Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs Dec 2022 Organic Provision Net Charge- offs Sep 2023 $0 $10 $20 $30 $40 2022 (dollars in thousands) 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Total Loans $ 2,303,279 $ 2,430,750 $ 2,466,392 $ 2,510,759 $ 2,569,094 Total nonaccrual loans 17,080 10,513 11,232 12,170 11,906 Total special mention loans 10,761 7,083 9,778 9,511 9,046 Total substandard loans 20,060 21,526 23,519 27,252 31,046 Total criticized loans $ 30,821 $ 28,609 $ 33,297 $ 36,763 $ 40,092 Nonaccrual loans / Total loans 0.74% 0.43% 0.46% 0.48% 0.46 % Criticized loans / Total loans 1.34% 1.18% 1.35% 1.46% 1.56 % ALL / Total Loans 1.19% 1.21% 1.22% 1.22% 1.21% 20232021 Changes in ALL | 13

1.16 1.21 1.30 0.77 0.49 0.34 0.37 1.01 0.72 0.75 0.40 0.28 0.14 0.25 NPAs / Total Assets Originated NPAs / Total Assets 2017 2018 2019 2020 2021 2022 Sep-23 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title — 0.15 0.09 0.12 0.09 0.03 0.01 2017 2018 2019 2020 2021 2022 Sep-23 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 57 63 63 165 146 267 253 ALL / NPAs 2017 2018 2019 2020 2021 2022 Sep-23 YTD 0% 50% 100% 150% 200% 250% ALL / NPAs 1.74 1.94 1.73 1.03 0.83 0.41 0.70% 0.82 0.87 1.32 0.74 0.57 0.32 0.72% Past Due Loans / Loans Originated Past Due / Originated Loans 2017 2018 2019 2020 2021 2022 Sep-23 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 14

Investment Portfolio | 15 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $226 $(33) 5.0 CMBS 162 (15) 3.2 Muni 57 (11) 6.6 CMO 21 (2) 4.4 Agency 19 (2) 3.3 Corp 7 (1) 2.1 Total $491 $(63) 4.5 10 Year Investment Cash Flow 3% 10% 21% 36% 52% 63% 71% 77% 82% 86% 90% Expected Principal Cash Flows (dollars in thousands Percentage of Cash Flows FYE 2023 FYE 2024 FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 46% CMBS 33% Muni 12% CMO 4% Agency 4% Corp 1% 13% of total assets 2.4% Q3 yield $63.4 million loss approximately 12.9% of book value 99.8% AFS $10.2 million MV decline in Q3 $12.2 million decline in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 25% 24% 28% 30% 34% 30% 27% 28% 29% 31% 25% 24% 20% 22% 17% 13% 13% 21% 17% 15% 15% 15% 16% 15% 11% 11% 11% 11% 12% 10% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2018 2019 2020 2021 2022 Sep 2023 $1,600 $2,000 $2,400 $2,800 Change (dollars in thousands) 9/30/2022 6/30/2023 9/30/2023 QoQ YoY Demand Deposits $ 921,089 $ 816,555 $ 785,448 $ (31,107) $ (135,641) Savings 325,594 261,780 246,402 (15,378) (79,192) Money Market 452,474 363,801 392,174 28,373 (60,300) NOW 686,592 645,087 617,003 (28,084) (69,589) CDs 352,675 464,495 556,457 91,962 203,782 Total Deposits $ 2,738,424 $ 2,551,718 $ 2,597,484 $ 45,766 $ (140,940) Deposits (as of September 30, 2023) | 16 $31,810 Average deposit size 30% Non-interest bearing deposit composition

Deposits (as of September 30, 2023) | 17 Retail Business Public Broker Total FDIC Insured 45% 19% —% —% 64% Uninsured (1) 7 16 — — 23 Reciprocal — 4 — — 4 Public Funds — — 7 — 7 Brokered Deposits — — — 2 2 Total 52% 39% 7% 2% 100% Cost of Deposits 0.15 0.17 0.23 0.41 0.62 0.93 1.200.46 0.42 0.42 0.57 1.38 2.49 3.40 0.20 0.22 0.27 0.44 0.77 1.30 1.84 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 — 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q3 2023 FHLB availability $ 914,064 FRB - Bank Term Funding Program 106,140 Unencumbered investments (book) 79,015 FRB discount window 500 Total primary funding sources $ 1,099,719 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,154,719 Uninsured Deposits(1) Approximately $582 million or 22% of total deposits Coverage of Uninsured Deposits(2) 189%

3.76 4.11 4.38 4.18 3.94 3.75 3.75 3.76 3.74 NIM 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 Jul- 23 Aug- 23 Sep- 23 3.60% 4.00% 4.40% 4.80% NIM (TE) 4.88 4.94 5.17 5.43 5.67 5.82 5.95 Loan Yield 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4.50% 5.00% 5.50% 6.00% 6.50% Yield on Loans 0.24 0.25 0.46 0.70 1.33 1.91 2.37 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 0.0% 1.0% 2.0% 3.0% Cost of Interest-Bearing Liabilities Yields | 18 Short-term FHLB advances at September 30, 2023 was $241 million with an average cost of 5.35% NIM 3.75% for the quarter ended September 2023 1.84% Cost of interest-bearing deposits for the quarter ended September 2023 MonthQuarter

Rate Shock 1 Year % Change in NII -100 (1.1)% +100 0.3% +200 0.6% +300 0.9% % of assets 2019 2022 Q3 2023 Q3 Cash 2% 5% 3% Investments 12% 16% 13% Loans, excluding PPP 78% 72% 77% Other Assets 8% 7% 7% NMD - noninterest-bearing 20% 29% 24% NMD - interest-bearing 45% 46% 38% CDs 18% 11% 17% Total Deposits 83% 86% 78% Advances 2% 1% 9% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 10% 10% Loan portfolio effective duration ~ 2.5 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 3Q2023 Interest-bearing deposits 36% 40% 31% Total deposits 27% 31% 21% Interest-bearing liabilities 33% 40% 40% Funding earning assets 23% 29% 28% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 19 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19 Q2- 19 Q3- 19 Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 Q4- 21 Q1- 22 Q2- 22 Q3- 22 Q4- 22 Q1- 23 Q2- 23 Q3- 23 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 4.5 33% of loan portfolio is variable

0.62 0.62 0.62 0.57 0.54 0.44 0.47 2017 2018 2019 2020 2021 2022 Sep-23 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.79 2.83 2.87 2.53 2.41 2.51 2.53 2017 2018 2019 2020 2021 2022 Sep-23 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Service fees and charges $ 1,300 $ 1,198 $ 1,250 $ 1,230 $ 1,277 Bank card fees 1,623 1,566 1,787 1,715 1,903 Gain on sale of loans 78 22 57 26 687 Loss on sale of securities, net — — (249) — — Loss on sale of assets, net 18 9 (17) (3) — Other 455 544 483 480 532 Total noninterest income $ 3,474 $ 3,339 $ 3,311 $ 3,448 $ 4,399 Noninterest income less loss on sale of securities and assets $ 3,456 $ 3,330 $ 3,577 $ 3,451 $ 4,399 (dollars in thousands) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Compensation $ 12,128 $ 12,880 $ 12,439 $ 12,601 $ 12,492 Data processing 2,284 2,295 2,321 2,132 2,496 Occupancy 2,297 2,261 2,350 2,447 2,410 Provision for unfunded 146 (170) 210 151 — Other 3,868 3,915 2,620 3,628 3,940 Total noninterest expense $ 20,723 $ 21,181 $ 19,940 $ 20,959 $ 21,338 Merger expenses 60 — — — — Foreclosed asset recovery (739) — — Noninterest expense excl. provision for unfunded and merger expenses $ 20,517 $ 21,351 $ 20,469 $ 20,808 $ 21,338 Noninterest Income & Expense | 20

$0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 $1.00 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $0.50 $1.00 $1.50 Dividends Per Share 25.16 27.22 29.60 34.00 29.57 29.20 31.6725.39 27.15 29.00 33.92 31.16 33.95 37.28 Tangible book value Tangible book value excluding AOCI 2018 2019 2020 2021 March 2022 2022 September 2023 $20 $25 $30 $35 $40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2018 30,887 $ 38.66 $ 1,194,061 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 (as of 10/13/2023) 161,837 31.98 5,175,536 Total 1,677,088 $ 33.43 $ 56,059,905 Capital | 21 ~ 33,881 shares remaining in current plan as of October 13, 2023 New Share Repurchase Plan approved 405,000 13% Shares repurchased since 2017 8.4% CAGR TBV / share, excluding AOCI since 2018 Cash acquisition - Texan Bank Cash dividend of $0.25 per share payable on November 09, 2023 **Cash Dividend of $0.25 per share payable on November 9, 2023 **

9.7 9.8 10.4 10.7 10.8 10.7 13.9 14.7 12.4 12.8 12.8 12.5 15.2 15.9 13.6 14.0 14.1 13.7 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2020 2021 2022 1Q 2023 2Q 2023 3Q 2023 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 22 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI Losses (1) As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 12.5% 10.8% 11.1% 9.5% Tier 1 risk based capital 12.5% 10.8% 11.1% 9.5% Total risk based capital 13.7% 12.1% 14.3% 12.7% Tier 1 leverage capital 10.7% 9.3% 9.5% 8.1% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of 9/30/2023

Investment Perspective | 23

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2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Total shareholders' equity $ 329,124 $ 316,656 $ 329,954 $ 345,100 $ 346,117 $ 345,332 Less: intangible assets 88,309 87,839 87,973 87,527 87,138 86,749 Non-GAAP tangible shareholders' equity $ 240,815 $ 228,817 $ 241,981 $ 257,573 $ 258,979 $ 258,583 Reported net income $ 8,461 $ 10,434 $ 10,776 $ 11,320 $ 9,781 $ 9,754 Add: amortization CDI, net tax 359 358 350 352 307 307 Non-GAAP tangible net income $ 8,820 $ 10,792 $ 11,126 $ 11,672 $ 10,088 $ 10,061 Return on average equity 10.2% 12.4% 13.2% 13.5% 11.3% 11.0 % Add: intangible assets 4.2 4.9 5.6 5.3 4.2 4.2 Non-GAAP return on tangible common equity 14.4% 17.3% 18.8% 18.8% 15.5% 15.2 % Book value per share $ 39.44 $ 38.27 $ 39.82 $ 41.66 $ 42.22 $ 42.30 Less: intangible assets 10.58 10.61 10.62 10.57 10.63 10.63 Non-GAAP tangible book value per share $ 28.86 $ 27.66 $ 29.20 $ 31.09 $ 31.59 $ 31.67 Reported net income $ 8,461 $ 10,434 $ 10,776 $ 11,320 $ 9,781 $ 9,754 Less: PPP loan income 402 132 26 26 24 23 Less: gain (loss) on sale of assets (6) 18 9 (17) (3) — Less: gain(loss) on sale of securities — — — (249) — — Less: loan discount accretion 879 847 750 668 647 634 Add: provision for loan losses 591 1,696 1,987 814 511 351 Add: provision (reversal) for credit losses on unfunded commitments — 146 (170) 210 151 — Add: CDI amortization 454 453 443 446 389 389 Add: One-time recovery of foreclosed asset — — — (739) — — Add: merger-related expenses 1,583 60 — — — — Total non-core items, net of taxes 1,069 1,073 1,165 239 303 66 Core pre-provision net income (1) $ 9,530 $ 11,507 $ 11,941 $ 11,559 $ 10,084 $ 9,820 Appendix (non-GAAP reconciliation) | 25 (dollars in thousands, except per share data)

2018 2019 2020 2021 2022 Sep-23 YTD Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 329,954 $ 345,332 Less: intangible assets 66,055 64,472 63,112 61,949 87,973 86,749 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 241,981 $ 258,583 Reported net income $ 31,590 $ 27,932 $ 24,765 $ 48,621 $ 34,072 $ 30,855 Add: amortization CDI, net tax 1,458 1,251 1,074 919 1,266 967 Non-GAAP tangible income $ 33,048 $ 29,183 $ 25,839 $ 49,540 $ 35,338 $ 31,822 Return on average equity 10.9% 9.0% 7.8% 14.4% 10.2% 11.9 % Add: intangible assets 3.9 2.8 2.4 3.6 3.7 4.5 Non-GAAP return on tangible common equity 14.8% 11.8% 10.2% 18.0% 13.9% 16.4 % Originated loans $ 1,095,160 $ 1,251,201 $ 1,625,139 $ 1,593,769 $ 1,961,425 $ 2,145,428 Acquired loans 554,594 463,160 354,815 246,324 469,325 423,666 Total loans $ 1,649,754 $ 1,714,361 $ 1,979,954 $ 1,840,093 $ 2,430,750 $ 2,569,094 Originated NPAs $ 15,526 $ 16,421 $ 10,353 $ 8,348 $ 4,489 $ 8,265 Acquired NPAs 10,444 12,121 9,628 6,116 6,487 4,046 Total NPAs $ 25,970 $ 28,542 $ 19,981 $ 14,464 $ 10,976 $ 12,311 Originated past due loans $ 9,549 $ 16,541 $ 12,070 $ 9,071 $ 6,215 $ 15,452 Acquired past due loans 22,493 13,098 8,335 6,146 3,683 2,651 Total past due loans $ 32,042 $ 29,639 $ 20,405 $ 15,217 $ 9,898 $ 18,103 Average assets $ 2,160,942 $ 2,198,483 $ 2,491,612 $ 2,765,878 $ 3,178,862 $ 3,250,604 Less: average PPP loans — — 169,665 169,149 15,691 6,116 Average assets excluding PPP loans $ 2,160,942 $ 2,198,483 $ 2,321,947 $ 2,596,729 $ 3,163,171 $ 3,244,488 Appendix (non-GAAP reconciliation) | 26 (dollars in thousands)

2018 2019 2020 2021 2022 Sep-23 YTD Reported noninterest income $ 13,447 $ 14,415 $ 14,305 $ 16,271 $ 13,885 $ 11,158 Less: BOLI benefit — 1,194 — 1,717 — — Less: gain (loss) on sale of securities — — — — — (249) Less: gain (loss) on sale of assets — (347) — (504) 26 (20) Non-GAAP noninterest income $ 13,447 $ 13,568 $ 14,305 $ 15,058 $ 13,859 $ 11,427 Reported noninterest expense $ 63,225 $ 63,605 $ 62,981 $ 66,982 $ 81,909 $ 62,237 Less: lease termination — 291 — — — — Less: severance pay — 287 — — — — Less: one-time foreclosed asset recovery — — — — — 739 Less: merger-related expenses 2,010 — — 299 1,971 — Non-GAAP noninterest expense $ 61,215 $ 63,027 $ 62,981 $ 66,683 $ 79,938 $ 61,498 Reported net income $ 31,590 $ 27,932 $ 24,765 $ 48,621 $ 34,072 $ 30,855 Less: PPP loan income — — 5,895 13,208 1,359 73 Less: Write of FDIC loss share receivable — (680) — — — — Less: BOLI benefit — 1,194 — 1,717 — — Less: gain (loss) on sale of assets — (347) — (504) 26 (20) Less: gain (loss) on sale of securities — — — — — (249) Less: loan discount accretion 5,805 3,503 4,097 2,361 2,933 1,949 Add: provision (reversal) for loan losses 3,943 3,014 12,728 (10,161) 7,489 1,676 Add: provision for credit losses on unfunded commitments — — — 390 278 361 Add: CDI amortization 1,845 1,583 1,360 1,163 1,602 1,224 Add: lease termination — 291 — — — — Add: severance pay — 287 — — — — Add: one-time foreclosed asset recovery — — — — — (739) Add: merger-related expenses 2,010 — — 299 1,971 — Non-core items, net of taxes 1,575 1,189 3,236 (19,822) 5,547 608 Core pre-provision net income (1) $ 33,165 $ 29,121 $ 28,001 $ 28,799 $ 39,619 $ 31,463 (1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI. Appendix (non-GAAP reconciliation) | 27 (dollars in thousands)

2018 2019 2020 2021 1Q2022 2022 1Q2023 2Q2023 Sep-23 YTD Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 345,100 $ 346,117 $ 345,332 Less: intangible assets 66,055 64,472 63,112 61,949 87,569 87,973 87,527 87,138 86,749 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 257,573 $ 258,979 $ 258,583 Less: AOCI (2,206) 692 5,274 744 (13,465) (39,307) (33,774) (37,833) (45,760) Non-GAAP tangible shareholders' equity AOCI adjusted $ 240,191 $ 251,165 $ 253,456 $ 289,210 $ 263,400 $ 281,288 $ 291,347 $ 296,812 $ 304,343 Shares Outstanding 9,459,050 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,284,130 8,197,859 8,163,655 Book value per share $ 32.14 $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 41.66 $ 42.22 $ 42.30 Less: intangible assets 6.98 6.97 7.22 7.27 10.36 10.62 10.57 10.63 10.63 Non-GAAP tangible book value per share $ 25.16 $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 31.09 $ 31.59 $ 31.67 Less: AOCI (0.23) 0.07 0.60 0.08 (1.59) (4.75) (4.08) (4.62) (5.61) Non-GAAP tangible book value per share AOCI adjusted $ 25.39 $ 27.15 $ 29.00 $ 33.92 $ 31.16 $ 33.95 $ 35.17 $ 36.21 $ 37.28 Appendix (non-GAAP reconciliation) | 28 (dollars in thousands except for per share data) )